EXHIBIT 99.3

VOTING AGREEMENT

THIS VOTING AGREEMENT (this "Agreement") is made and entered into to be effective as of the 1st day of August, 2004, by and among EGPI\FIRECREEK, INC., a Nevada corporation (the "Company"), and the holders of stock of the Company and/or options to purchase stock of the Company signing this Agreement (each of them a "Holder"). The Company and each Holder is sometimes referred to individually herein as a "Party" and any two or more of them are sometimes referred to herein as "Parties."

R E C I T A L S

WHEREAS, the Company has acquired all of the stock of Firecreek Petroleum, Inc., a Delaware corporation ("Firecreek") pursuant to that certain Agreement for the Exchange of Common Stock (the "Acquisition Agreement"), dated as of the 29th day of June, 2004, by and between the Company and Firecreek; and

WHEREAS, by resolutions (the "Adopting Resolutions") adopted August 1, 2004, the Board of Directors of the Company authorized adopted the matters set forth herein and authorized Dennis R. Alexander, CFO and Chairman of the Board of Directors of the Company, Gregg Fryett, CEO and Director of the Company, John R. Taylor, President and Director of the Company, and William Merritt, Executive Vice President and Director of the Company (the same being herein referred to as the "Authorized Officers"), respectively, to deliver, prepare, and complete all items and requisite things necessary and required in order to effectively complete all authorized actions listed in the Adopting Resolutions and/or pertaining to the matters covered by the Acquisition Agreement, including the entering into of a voting agreement binding the Company to the matters and agreements covered by the Adopting Resolutions and the Acquisition Agreement.

A G R E E M E N T

NOW, THEREFORE, in consideration of above-stated Recitals, and to implement the terms and provisions of the Acquisition Agreement and the Adopting Resolutions of the Board of Directors of the Company, the Parties agree as follows:

1.

Shares Bound. The Holders hereby bind themselves, their heirs, administrators, executors, successors and assigns, and all shares of stock in the Company with voting rights of any nature that they now own or control, or hereafter acquire or control by any means, including without limitation, by option, warrant, gift, grant, purchase or any other means whatsoever, whether such stock is common stock or preferred stock (in any case, "Shares"), to be bound by the terms of this Agreement. All Holders agree that they will exercise all voting rights possessed or controlled by them in any and all such Shares, and do any and all lawful things necessary, to accomplish the matters set forth in this Agreement, including, without limitation, the execution of any written consents required to effectuate the obligations of this Agreement. In the event of any assignment or transfer of any Shares subject hereto in accordance with applicable restrictions and requirements imposed by law, the Articles of Incorporation of the Company, the Bylaws of the Company, and/or any agreement or contract applicable to the Company and/or the transferor Holder, such assignment or transfer shall not be effective unless and until the assignee/transferee shall have executed and delivered to the Company the form of Adoption Agreement attached as Exhibit "A" hereto.

2.

Company Bound. Pursuant to the Adopting Resolutions, the Company shall be bound by the obligations stated herein and shall use its best efforts to ensure that the rights and obligations granted under this Agreement are effective and that the Parties enjoy the benefits of this Agreement. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the Holders in order to protect the rights of the Holders against impairment.

3.

Irrevocable Proxy. Each Holder hereby designates Dennis Alexander, Chairman of the Board of Directors of the Company, and any person succeeding to such office, as proxy for such Holder (herein referred to as the "Proxy Holder"), to vote in accordance with this Agreement all voting rights of all Shares now or hereafter held or controlled by such Holder, but only as such voting rights pertain to the obligations and agreements made herein. In the absence of, or in the event of the inability or incapacity of, or in the event of the refusal to act by, such Proxy Holder, each Holder hereby designates John R. Taylor, President of the Company, and any person succeeding to such office, as such Proxy Holder. The proxy hereby granted and established shall be irrevocable and all Parties agree that such proxy is coupled with an interest sufficient in law to support an irrevocable power in accordance with subsection 5 of Section 78.355 of the Nevada Revised Statutes ("NRS") [interest sufficient in law to support an irrevocable power includes being a party to a voting agreement created pursuant to subsection 3 of NRS 78.365]. The Parties agree that each certificate representing Shares subject to this Agreement, and each information sheet for Shares without certificates, shall bear a legend conspicuously stated in boldface, font size 10 or larger, substantially as follows:

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY), PURSUANT TO WHICH AN IRREVOCABLE PROXY HAS BEEN GRANTED TO VOTE THE VOTING RIGHTS OF THE SHARES EVIDENCED HEREBY ON CERTAIN MATTERS AS STATED IN SUCH VOTING AGREEMENT. BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF SUCH VOTING AGREEMENT, INCLUDING, WITHOUT LIMITATION, SUCH IRREVOCABLE PROXY.

In the event of the termination of this Agreement, the Shares subject to this Agreement shall be free of the restrictions imposed by this Agreement and each Holder shall surrender to the Company the certificates or other evidence of ownership of such Holder's Shares, and the Company shall issue to each Holder, in lieu thereof, new certificates or similar evidence of ownership for an equal number of Shares without the restrictive legend set forth above.

4.

Board of Directors. During the term of this Agreement, the Board of Directors shall consist of nine Directors, who shall be:

Dennis Alexander

Chairman of the Board

(EPI Side)

Gregg Fryett

Director

(EPI Side)

Peter Fryett,

Director

(EPI Side)

Charles Alliban

Director

(EPI Side)

John R. Taylor

Director

(Firecreek Side)

George B. Faulder

Director

(Firecreek Side)

William E. Merritt

Director

(Firecreek Side)

Dr. Hawamdah Mousa

Director

(Firecreek Side)

Mike Norman

Director

If any such named person cannot serve as a Director (for any reason other than death or mental incapacity), that person may designate a person to serve as Director in place of such person. In the event of the death or mental incapacity of any EPI Side Director, the remaining EPI Side Directors may name the replacement. In the event of the death or mental incapacity of any Firecreek Side Director, the remaining Firecreek Side Directors shall designate the replacement. In the event of the death or mental incapacity of a Director who is not identified above as an EPI Side Director or a Firecreek Side Director, the replacement Director shall be designated by the unanimous consent of the EPI Side and Firecreek Side Directors. The Parties agree that the same persons identified above, and on the same terms and conditions as stated above, shall be the Directors of Firecreek.

5.

Executive Committee. The Company shall establish and maintain the "Executive Committee" described in Section 17.1 of the Bylaws of the Company, and the following persons shall constitute the members of the Executive Committee during the term of this Agreement:

Dennis Alexander

Chairman, Member

Gregg Fryett

Member

John R. Taylor

Member

If any such named person cannot serve as a member of the Executive Committee, the replacement for such member shall be designated by majority vote of the Board of Directors.

6.

Advisory Board. During the term of this Agreement, there shall be established and maintained an advisory board to the Board of Directors (referred to as the "Advisory Board"), which shall have such functions and duties as may be assigned by the Board of Directors from time to time and which shall advise the Board of Directors on various matters as requested by the Board of Directors. The Chairman of the Advisory Board shall be J. Michael Hester, unless and until such time as he may resign or is replaced by the Board of Directors. The Board of Directors may, by majority consent, remove any person from the Advisory Board, and replace members thereof, or appoint other persons thereto, as the Board of Directors may from time to time determine. The Board of Directors may pay such compensation to members of the Advisory Board as it shall determine.

7.

Officers. During the term of this Agreement, the following persons shall serve as Officers of the Company, holding the offices stated below, respectively, to-wit:

Dennis Alexander

Chairman

(EPI Side)

Chief Financial Officer

Gregg Fryett

Chief Executive Officer

(EPI Side)

John R. Taylor

President

(Firecreek Side)

William E. Merritt

Executive Vice President

(Firecreek Side)

General Counsel

Charles Alliban

Treasurer

(EPI Side)

Melvena Alexander

Secretary

(EPI Side)

Comptroller

George B. Faulder

Vice President

(Firecreek Side)

Peter Fryett

Vice President

(EPI Side)

Assistant Secretary

Dr. Hawamdah Mousa

Vice President-

(Firecreek Side)

     Libyan Operations

Libyan Branch Office Manager

If any such named person cannot serve in the named Officer capacity (for any reason other than death or mental incapacity), and such person is an EPI Side Officer, the EPI Side Directors may designate a person to serve as such Officer. If any such named person cannot serve in the named Officer capacity (for any reason other than death or mental incapacity), and such person is a Firecreek Side Officer, the Firecreek Side Directors may designate a person to serve as such Officer. In the event of the death or mental incapacity of any EPI Side Officer, the EPI Side Directors may name the replacement Officer. In the event of the death or mental incapacity of any Firecreek Side Officer, the Firecreek Side Directors shall designate the replacement Officer. In the event of the death or mental incapacity of any Officer of the Company other than those named above, the replacement Officer positions held by such Officer shall be designated by the unanimous consent of the EPI Side and Firecreek Side Directors. The Board of Directors may elect and appoint any other Officers in addition to those named above. The Parties agree that the same persons identified above, and on the same terms and conditions as stated above, shall be Officers of Firecreek.

8.

Formal Funding Commitment. The Company shall use diligent efforts to obtain (i) a formal funding commitment ("Formal Funding Commitment") from a reputable funding source to fund the oil and gas operations of Firecreek in Romania and Libya, and such other countries or areas as the Board of Directors may from time to time approve, and such other operations of Firecreek and/or the Company as the Board of Directors may from time to time approve. and and/or other operations; and (ii) actual funding for such operations. The Formal Funding Requirement shall be on terms approved by the unanimous consent of Dennis Alexander, Gregg Fryett, Stuart Siller, John R. Taylor and William E. Merritt. It is understood and agreed by the Parties that the Formal Funding Commitment may state that it is subject to the following conditions being satisfied: (A) receipt of a signed memorandum of understanding ("MOU") with the National Oil Corporation ("NOC") of Libya permitting Firecreek to evaluate the Antelat Field in Libya; (B) a written production sharing contract between PI and NOC on terms acceptable to the funding party; (C) receipt of evidence of the establishment by Firecreek with the national oil company of Romania, Petrom, S.A. ("Petrom") of the effective date for takeover of the Romanian oilfields under Firecreek's operating agreement with Petrom; and (D) the establishment of audit control acceptable to the funding party.

9.

Revenue Flow. It is agreed by the Parties that upon successful development of planned cash flow of Firecreek and the Company, revenue will flow (A) as to Romania, from Firecreek Petroleum Romania Srl (a Romanian limited liability company and the wholly-owned subsidiary of Firecreek) through to Firecreek and then to the Company in accordance with the laws and regulations of Romania and the establishment of necessary reserves to fund operations, projected to be on a monthly basis but at least as often as permitted under the laws and regulations of Romania, and (B) as to Libya, from Firecreek to the Company in accordance with the laws and regulations of Libya and the establishment of necessary reserves to fund operations, projected to be on a monthly basis but at least as often as permitted under the laws and regulations of Libya. The Company will devote the financing received appropriately to meet the needs of operations in Romania and Libya, in accordance with contracts governing the associated oilfields and good industry oilfield development practices, with funds established and advanced pursuant to projected needs of oilfield development; and such financing shall not be used for other than customary administrative processes of day-to-day operations and satisfaction of requirements of the party or parties providing such financing.

10.

Management/Employee Benefit Plans. Upon receipt of funds for operations pursuant to the Formal Funding Commitment, the Company shall establish and maintain medical, dental, and 100% matching 401(k) plans in accordance with best industry practice for management and employees of the Company and Firecreek. It is understood and agree that industry competitive medical insurance and other benefits provided for persons engaged in the international oil and gas industry will be established by Firecreek for its management and employees.

11.

Key Person Agreements.

(a)

Employment agreements ("Key Person Employment Agreements"), in form approved by the Authorized Officers, shall immediately be prepared and executed to provide the following compensation to the following key persons ("Key Persons"): salaries of $200,000 per annum paid by the Company to Dennis Alexander, Gregg Fryett, Charles Alliban, Peter Fryett, John R. Taylor, William E. Merritt and George B. Faulder, and $160,000 to Melvena Alexander, for their services as Officers of the Company. Other salaries will be paid as the Board of Directors of the Company determines. Such compensation shall be deferred and accrued during any period when the revenues of the Company are not sufficient to pay such salaries. Such compensation will be adjusted upward each year by the greater of 5% of the then current salaries or the percentage increase in net revenues of the Company; in any case, the Board of Directors may determine to pay a greater amount. In addition, officers will be reimbursed for all ordinary and necessary business expenses and will be provided with company cars.

(b)

Each Key Person Employment Agreement shall contain a provision that in the event of termination of such Key Person Employment Agreement, the affected Key Person shall be entitled to severance compensation in the amount of four years' salary continuance plus full benefits during such period.

(c)

Salaries of $200,000 per annum will be paid by Firecreek to Dennis Alexander, John R. Taylor, William E. Merritt, George B. Faulder, Dr. Mousa Hawamdah and Dr. James Howard. These salaries are not in lieu of salaries paid to certain of such persons who serve as Officers of the Company, but in addition thereto. Other salaries will be paid to officers of Firecreek as the Board of Directors of Firecreek determines. Key Person Employment Agreements on the same terms as provided for Key Persons of the Company shall be entered into by Firecreek for the following officers of Firecreek:  Dennis Alexander, John R. Taylor, William E. Merritt, George B. Faulder, Dr. Mousa Hawamdah and Dr. James Howard. The compensation paid by Firecreek to such persons shall be deferred and accrued during any period when the revenues of Firecreek are not sufficient to pay such salaries. Such compensation will be adjusted upward each year by the greater of 5% of the then current salaries or the percentage increase in net revenues of Firecreek; in any case, the Board of Directors of Firecreek may determine to pay a greater amount. In addition, officers of Firecreek will be reimbursed for all ordinary and necessary business expenses and, to the extent not provided by the Company, will be provided with company cars.

12.

Term. The term of this Agreement shall be deemed to commence as of July 1, 2004, and shall continue through June 30, 2014. This Agreement may be terminated earlier than such date by the unanimous written consent of the Company and all of the Holders.

13.

Benefits. This Agreement shall be binding upon and inure to the benefit of the heirs, administrators, executors, personal representatives, successors and assigns of the Parties.

14.

Entire Agreement; Waiver. This Agreement contains the entire agreement of the Parties with respect to the subject matter hereof and no modification, amendment or change of any term or provision of this Agreement shall be valid or binding unless the same is in writing and signed by all Parties. No waiver of any of the terms of this Agreement shall be valid unless signed by the Party against whom such waiver is asserted and a waiver at any time of any of the terms of this Agreement shall not be construed as a waiver at any subsequent time of the same terms.

15.

Notices. Any notice, demand, offer, or other written instrument ("Notice") required or permitted to be given, made or sent hereunder shall be in writing and shall be sent by registered or certified United States mail, postage prepaid, return receipt requested, to all Parties simultaneously at their respective addresses as then set forth in the Company's records. Any Party to receive a Notice hereunder shall have the right to change the place to which any such Notice shall be sent by a similar Notice sent in like manner to all of the other Parties. All Notices sent in the manner set forth above shall be deemed given or received four (4) days after being placed in the United States mail.

16.

Severability. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

17.

Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys' fees, costs and other disbursements in addition to any other relief to which such Party may be entitled.

18.

Counterparts, Signatures. This Agreement may be signed by signatures transmitted by facsimile or other electronic means of affixing signatures to documents, and in multiple counterparts, each of which when combined with signatures pages of all Parties shall constitute an original hereof and all of which taken together shall constitute one and the same agreement.

19.

Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to conflicts of laws.

20.

Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement shall be submitted to arbitration by one arbitrator mutually agreed upon by the Parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the American Arbitration Association (the "AAA"), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in Las Vega, Nevada, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows:  (i) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (ii) depositions of all Party witnesses, and (iii) such other depositions as may be allowed by the arbitrator upon a showing of good cause.  Depositions shall be conducted in accordance with the Nevada Rules of Civil Procedure, the arbitrator shall be required to provide in writing to the Parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. The prevailing Party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which such Party may be entitled.

21.

Additional Holders. In the event that after the date of this Agreement, the Company issues shares of capital stock to any employee, which shares constitute one-half of one percent (0.5%) or more of the Company's then outstanding common stock (treating for this purpose all shares of common stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised or converted), the Company shall cause such person to execute a counterpart signature page hereto as a Holder, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to a Holder.

22.

Spousal Consent. If any Holder is married on the date of this Agreement, such Holder's spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit "B" hereto ("Consent of Spouse"), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Holder's Shares that do not otherwise exist by operation of law or the agreement of the Parties. If any Holder should marry or remarry subsequent to the date of this Agreement, such Holder shall within thirty (30) days thereafter obtain such Holder's new spouse's acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

23.

Release of Shares from Agreement.  Notwithstanding anything to the contrary contained in this Agreement, each Holder is permitted to transfer up to 250,000 of such Holder's Shares to any person or entity in any one calendar year without the consent of any party to this Agreement, and upon such transfer such transferred Holder's Shares shall be automatically deemed released from this Agreement and either the transferring Holder or the transferee may request that replacement certificates for such transferred Holder's Shares be issued without legend regarding this Agreement. No transfer above such limit shall be made in any calendar year without the unanimous consent of the other signing Holders to this Agreement, or their respective heirs, successors or administrators. At any time, any Holder may request that the other Holders agree to any transfer of such Holder's Shares to any person or entity and all Holders agree to respond to such request with reasonable consideration for the circumstances of the request.

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IN WITNESS WHEREOF, the Parties have executed this Voting Agreement as of the date first above written.

COMPANY:

EGPI\FIRECREEK, INC.

By:

Name:

Title:

HOLDERS:

/s/ Gregg Fryett

Gregg Fryett

/s/ Peter Fryett

Peter Fryett

Charles Alliban

Charles Alliban

/s/ Melvena Alexander

Melvena Alexander

/s/ Dennis Alexander

Dennis Alexander

/s/ John R. Taylor

John R. Taylor

/s/ William E. Merritt

William E. Merritt

/s/ George B. Faulder, IV

George B. Faulder, IV

/s/ James M. Barker, Jr.

James M. Barker, Jr.

/s/ Dennis Flyer

Dennis Flyer

/s/ Dr. Hawamdah Mousa

Dr. Hawamdah Mousa

HEIGHTS ENERGY CORPORATION

By: /s/ Ernest Seraki

Ernest Seraki, President

FMC TELECOM, INC.

By: /s/ Frank M. Cassidy

Frank M. Cassidy, President

TANARA HOLDINGS, LTD.

By:

Name:

Title:

PROFITABIL E-BUSINESS SRL

By:

Name:

Title:

/s/ James Howard

James Howard

/s/ J. Michael Hester

J. Michael Hester

/s/ Richard Henry Faulder

Richard Henry Faulder

/s/ James Seabolt

James Seabolt

/s/ Byron K. Basden

Byron K. Basden

/s/ Sergiu Caldararu

Sergiu Caldararu

/s/ Stuart Siller

Stuart Siller (1,000,000 rest shares)

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